UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

MEDISTAFF CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-15197	80-0159248
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1780 West 9000 South, Suite 218 West Jordan, UT	84088-6501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 230-4761

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 17, 2010, MediStaff Corporation, a Nevada corporation (the “Company”), dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVB”) as its principal independent registered public accountant and engaged Goldman Kurland and Mohidin, LLP (“GKM”) as its new principal independent registered public accounting firm. This decision was approved by the Board of Directors of the Company. CVB audited the Company’s financial statements from March 13, 2008 (inception), through March 31, 2010.

During the Company’s two most recent fiscal years and the subsequent interim period ended September 17, 2010, there have been no disagreements or reportable events with CVB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVB, would have caused them to make reference thereto in their reports on the financial statements for such year. CVB’s report on the Company’s financial statements for the Company’s most recent fiscal year did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except that CVB’s report on the financial statements of the Company as of and for the year ended March 31, 2010, contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company has cash flow constraints, and accumulated deficit, and has not engaged in any operations. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years and the subsequent interim period ended September 17, 2010, CVB did not advise the Company of any of the matters identified in Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

During the Company’s two most recent fiscal years and the subsequent interim period ended September 17, 2010, the Company has not consulted with GKM regarding any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided to CVB a copy of the disclosures made in this Current Report on Form 8-K and has requested that CVB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of CVB’s letter dated September 21, 2010, is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

Effective on September 17, 2010, our previous President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company, Mr. Dale Byers (“Seller”), entered into an agreement for the sale and purchase of securities of the Company (the “Agreement”) with Mr. John Wang (“Purchaser”). In accordance with the terms and provisions of the Agreement, Seller sold 5,000,000 shares of common stock of the Company, par value $.001 per share (the “Common Stock”), held of record, representing approximately 92.1% of the issued and outstanding Common Stock of the Company, to Purchaser in a private transaction intended to be exempt from registration under the Securities Act of 1933, as amended, for $40,000. The shares of Common Stock are restricted securities. The source of funds used by Purchaser was personal funds.

After giving effect to the Agreement, there has been a change in control of the Company. As of the date of this Current Report, there are 5,429,016 shares of Common Stock issued and outstanding. The acquisition by Purchaser of the 5,000,000 shares of Common Stock represents an equity interest of approximately 92.1% in the Company. Other than as disclosed above, there are no arrangements or understandings between Seller and Purchaser and their respective agents and associates with respect to the election of directors or other matters. The Company is not aware of any arrangements other than as disclosed above that could result in a change in control of the Company.

The information required by Item 5.01(a)(8) was previously reported by the Company in its Annual Report on Form 10-K for the period ended March 31, 2010, as filed with the Commission on June 25, 2010.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on September 17, 2010, the Board of Directors of the Company (the “Board”) appointed Mr. John Wang as a director of the Company and accepted the resignations of Mr. Dale Byers as President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company and Ms. Marli das Mercês Ferreira Lima as Secretary of the Company. Mr. Miller and Ms. Lima resigned in order to pursue other interests and did not indicate that their resignations were a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board appointed Mr. John Wang as the President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company.

There are no arrangements, understandings or family relationships between Mr. Wang and any other persons pursuant to which Mr. Wang was elected as director or selected as an officer, nor are there any transactions between Mr. Wang and the Company in which he has a direct or indirect material interest that the Company is required to report pursuant to the rules and regulations of the Commission.

As a result of these changes, the Company’s Board and executive officer positions are as follows:

Name	Age	Title
John Wang	34	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole Director

Biography

Mr. John Wang is an independent investment consultant experienced at advising start-up companies with implementing business plans and raising capital. From 2004 to 2005, Mr. Wang was an investment associate for Xian Zhongmao Real Estate Ltd. From 2001 to 2003, Mr. Wang provided strategic corporate advisory services and managed capital financing as an investment associate for Yanzhao Investment Management Ltd. Mr. Wang received his MBA from Xi’an Jiaotong University in 2004 and bachelor’s in English from Shaanxi University of Science & Technology in 1998.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
Exhibit 16.1	Letter of Child, Van Wagoner & Bradshaw, PLLC, dated September 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISTAFF CORPORATION

Date:	September 21, 2010	By:	/s/ John Wang
		Name:	John Wang
		Title:	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary